Exhibit 99.2

August 8, 2023 INVESTOR PRESENTATION

Forward - looking statements This presentation and the accompanying oral remarks contain forward - looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 . We intend such forward - looking statements to be covered by the safe harbor provisions for forward - looking statements contained in Section 27 A of the Securities Act of 1933 , as amended and Section 21 E of the Securities Exchange Act of 1934 , as amended . All statements other than statements of historical facts contained in this presentation and the accompanying oral remarks, including statements regarding our future results of operations and financial position, business strategy, prospective products and the plans and objectives of management for future operations, including, among others, statements regarding the liquidity, growth and profitability strategies and factors and trends affecting our business are forward - looking statements . These statements involve known and unknown risks, uncertainties and other important factors that may cause our actual results, performance or achievements to be materially different from any future results, performance or achievements expressed or implied by the forward - looking statements . Without limiting the foregoing, in some cases, you can identify forward - looking statements by terms such as “aim,” “may,” “will,” “should,” “expect,” “exploring,” “plan,” “anticipate,” “could,” “intend,” “target,” “project,” “would,” “contemplate,” “believe,” “estimate,” “predict,” “potential,” “seek,” or “continue” or the negative of these terms or other similar expressions, although not all forward - looking statements contain these words . No forward - looking statement is a guarantee of future results, performance, or achievements, and one should avoid placing undue reliance on such statements . Forward - looking statements are based on our management’s current expectations, beliefs and assumptions and on information currently available to us . Such beliefs and assumptions may or may not prove to be correct . Additionally, such forward - looking statements are subject to a number of known and unknown risks, uncertainties and assumptions, and actual results may differ materially from those expressed or implied in the forward - looking statements due to various factors, including, but not limited to, those identified in Part II, Item 7 . “Management’s Discussion and Analysis of Financial Condition and Results of Operations,” and Part I, Item 1 A . “Risk Factors” in our Annual Report on Form 10 - K for the year ended March 31 , 2023 . These risks and uncertainties include, but are not limited to : downturns or volatility in general economic conditions ; our ability to compete effectively, expand our market share and increase our net sales and profitability ; our reliance on a limited number of third - party semiconductor wafer fabrication facilities and suppliers of other materials ; our failure to adjust purchase commitments and inventory management based on changing market conditions or customer demand ; shifts in our product mix or customer mix, which could negatively impact our gross margin ; the cyclical nature of the analog semiconductor industry ; any downturn or disruption in the automotive market ; our ability to compensate for decreases in average selling prices of our products and increases in input costs ; our ability to manage any sustained yield problems or other delays at our third - party semiconductor wafer fabrication facilities or in the final assembly and test of our products ; our ability to accurately predict our quarterly net sales and operating results ; our ability to adjust our supply chain volume to account for changing market conditions and customer demand ; our dependence on manufacturing operations in the Philippines ; our reliance on distributors to generate sales ; the effects of COVID - 19 on our supply chain and customer demand ; our ability to develop new product features or new products in a timely and cost - effective manner ; our ability to manage growth ; any slowdown in the growth of our end markets ; the loss of one or more significant customers ; our ability to meet customers’ quality requirements ; uncertainties related to the design win process and our ability to recover design and development expenses and to generate timely or sufficient net sales or margins ; changes in government trade policies, including the imposition of export restrictions and tariffs ; our exposures to warranty claims, product liability claims and product recalls ; our dependence on international customers and operations ; the availability of rebates, tax credits and other financial incentives on end - user demands for certain products ; risks liabilities, costs and obligations related to governmental regulation and other legal obligations, including export control, privacy, data protection, information security, consumer protection, environmental and occupational health and safety, anti - corruption and anti - bribery, and trade controls ; the volatility of currency exchange rates ; our ability to raise capital to support our growth strategy ; our indebtedness may limit our flexibility to operate our business ; our ability to effectively manage our growth and to retain key and highly skilled personnel ; our ability to protect our proprietary technology and inventions through patents or trade secrets ; our ability to commercialize our products without infringing third - party intellectual property rights ; disruptions or breaches of our information technology systems or those of our third - party service providers ; our principal stockholders have substantial control over us ; the inapplicability of the “corporate opportunity” doctrine to any director or stockholder who is not employed by us ; anti - takeover provisions in our organizational documents and under the General Corporation Law of the State of Delaware ; our inability to design, implement or maintain effective internal control over financial reporting ; changes in tax rates or the adoption of new tax legislation ; the negative impacts of sustained inflation on our business ; disruptions in the banking and financial sector that limit our or our partners’ ability to access capital and borrowings ; the physical, transition and litigation risks presented by climate change ; and other events beyond our control . Moreover, we operate in an evolving environment . New risk factors and uncertainties may emerge from time to time, and it is not possible for management to predict all risk factors and uncertainties . You should read this presentation and the documents that we reference completely and with the understanding that our actual future results may be materially different from what we expect . We qualify all of our forward - looking statements by these cautionary statements . All forward - looking statements speak only as of the date of this presentation, and except as required by applicable law, we do not plan to publicly update or revise any forward - looking statements, whether as a result of any new information, future events, changed circumstances or otherwise . This presentation and the accompanying oral remarks include certain non - GAAP financial measures as defined by the Securities and Exchange Commission rules . These non - GAAP financial measures are provided in addition to, and not as a substitute for or superior to measures of, financial performance prepared in accordance with U . S . GAAP . There are a number of limitations related to the use of these non - GAAP financial measures versus their nearest GAAP equivalents . For example, other companies may calculate non - GAAP financial measures differently or may use other measures to evaluate their performance, all of which could reduce the usefulness of the presented non - GAAP financial measures as tools for comparison . This presentation may not be reproduced, forwarded to any person or published, in whole or in part . 2

3 Allegro is a global leader in Sensing and Power IC solutions Magnetic Sensing 61% Power 39% Sales by Product 1 #1 in Magnetic Sensor 2 & Leader in Power ICs Market leading technology & portfolio Aligned to high growth markets with secular trends Sales by Market 1 $1.0B TTM Sales + 30 % YoY Strong track record of financial performance 1 57.5% TTM Gross Margin $1.42 TTM EPS + 69 % YoY Auto 67% 100 - year legacy of “Innovation with Purpose” >4,700 3 Employees >10,000 Customers >1,400 3 Patents Other 11% Industrial 22% 1 Based on TTM sales as a percent of total for the quarter ended June 30, 2023. 2 Omdia, MEMS & Sensors Competitive Analysis Database - 2023. 3 As of the quarter ended June 30, 2023.

• Q1FY24 ▪ 28% Sales growth y/y ▪ E - mobility Sales growth of 58% y/y to 48% Auto ▪ Industrial Sales growth of 70% y/y ▪ 63% EPS growth y/y 1 Refer to Non - GAAP Gross Margin, Opex , Operating Income, and EPS reconciliations in the Appendix . $0.20 $0.19 $0.21 $0.24 $0.31 $0.35 $0.37 $0.39 Q2 FY22 Q3 FY22 Q4 FY22 Q1 FY23 Q2 FY23 Q3 FY23 Q4 FY23 Q1 FY24 Non - GAAP EPS 1 ($) 29.7% 31.7% 32.4% 29.6% 28.3% 27.7% 27.6% 27.1% Q2 FY22 Q3 FY22 Q4 FY22 Q1 FY23 Q2 FY23 Q3 FY23 Q4 FY23 Q1 FY24 Non - GAAP Opex 1 (% of Sales) Net Sales ($M) & Non - GAAP Gross Margin 1 $194 $187 $200 $218 $238 $249 $269 $278 53.8% 54.8% 55.6% 54.9% 56.2% 58.0% 57.8% 57.8% Q2 FY22 Q3 FY22 Q4 FY22 Q1 FY23 Q2 FY23 Q3 FY23 Q4 FY23 Q1 FY24 e-Mobility Auto - Other Industrial Other GM 1 1 1 Our recent financial results and outlook

We are moving the world to a safer and more sustainable future Leadership in Magnetic Sensing & Power ICs Innovation with P urpose Attractive financial profile Highly focused market presence New image 5

Automotive first technology drives leadership in Sensing & Power 6 • #1 in the Market 1 • Accurate, high speed Current Sensors make power systems smaller and more efficient • Speed & Position Sensors reliably and accurately measure linear or rotary position and velocity • Motor Drivers spin motors and fans quietly, efficiently and reliably • Regulators convert high voltages to more useful low voltages in auto safety & powertrain systems • Isolated Gate Drivers enable higher efficiency, smaller GaN and SiC power electronics Magnetic Sensor ICs Power ICs 1 Omdia, MEMS & Sensors Competitive Analysis Database - 2023. Allegro ICs help to increase the range of electric vehicles, the speed of vehicle charging, and the efficiency of clean energy systems Allegro ICs are smaller, quiet enough for xEV in - cabin use, and result in more efficient motors and fans

We win as… Cars Electrify Clean energy Expands The world Automates 7

8 Our market strategies, coupled with our technology expertise, deliver long - term sustainable growth in $14B+ market 1 SAM is calculated using third - party data and internal estimates for FY28. 2 CAGR is calculated using third - party data and internal estimates for FY23 - FY28. 4.8 9.3 FY2023e FY2028e $B SAM 1 Sensor Power CAGR 2 10% 9% Focus on Sensor & Power ICs 3.5 3.9 FY2023e FY2028e $B SAM 1 Industrial e-Mobility CAGR 2 18% Focus on Strategic Growth Areas 25% xEV + ADAS Clean Energy + Automation

We are well - diversified globally with leading OEMs and distributors 1 Based on TTM sales as a percent of total for the quarter ended June 30, 2023. 2 Historial Sanken sales classified as Distribution for purposes of TTM following termination of Sanken Distribution Agreement effective March 31, 2023. Distribution 56% Direct 44% Channel Mix 1,2 • Strong relationships with auto OEMs built over decades • Engaging with strategic customers on long - term agreements • Global and regional distribution partners expand demand creation • Well - balanced geographical distribution • Enabled by regional sales and tech centers • Strong presence in Asia, growing North America & Europe • No direct customer >10% China 25% Rest of Asia 23% Japan 16% Europe 18% Americas 18% Sales by Geography 1 9

Our ESG initiatives are integral to our strategy 10 Issued Inaugural ESG Report July 2023 We are moving the world to a safer and more sustainable future • Minimize our impact on the planet • Engage our supply chain to advance sustainability • Build a diverse & innovative workforce • Cultivate opportunities in local communities

We are well-positioned to outgrow large & expanding target markets

Market Growth	ALGM Growth above Market[4]
3% Automotive Production[1] CAGR FY23-FY28[2]	**+7% - 10%**
6% Broad Industrial Market[1] CAGR FY23-FY28[2]	**+5% - 10%**
3% GDP[3]	-

Automotive
- Automotive first
- Tied to secular megatrends in e-Mobility
- e-Mobility SAM CAGR of 25%[2]

Industrial
- Leverage auto grade technology
- Focused on Clean Energy & Automation
- Allegro's Industrial SAM CAGR of 13%[2]

Other
- Leverage products in adjacent markets
- Consumer & Computer
- Growth ~GDP

[1]Third-party data and internal estimates. [2]CAGR is calculated using third party data and internal estimates for FY23-FY28. [3]World Economic Outlook, IMF, Jan. 2023. [4]Internal estimates for Financial Model.

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ALLEGRO microsystems

Gross margin Operating margin Expansion through product differentiation, supply chain optimization, and volume leverage Sustained profitable growth >58% >32% Sales growth Focus on faster growing markets and content expansion Low double - digit Y - o - Y growth Operating expenses Continued focused R&D investment < 15% of sales and SG&A leverage ~26% Free Cash flow >25% Strong cash flow generation to fuel innovation and growth We have a best - in - class Target Financial Model 1 1 A reconciliation of the non - GAAP financial measures included in this chart to the corresponding GAAP measures is not available w ithout unreasonable effort. Refer to the Appendix for historical adjustments from GAAP to Non - GAAP measures, which have been significant in prior periods. 12

Maintain Strong & Flexible Balance Sheet Our investment and capital allocation strategy • Deliver strong and growing cash flow • Retain financial flexibility to pursue growth opportunities • Maintain strong balance sheet and adequate liquidity Investment in Organic Growth • Investments in R&D and capital expenditures to drive innovation and technology leadership • Expanding sales and partner network to enhance customer intimacy • ROIC - based investment decisions Focused M&A • Accelerate growth in our Strategic Growth Areas • Complementary to our expertise and customer base • Accretive to Target Financial Model 13

Accelerating Allegro’s innovation in TMR Sensing technology Allegro MicroSystems (“Allegro”) to acquire Crocus Technology (“Crocus”) 14

15 Acquisition accelerates roadmap & momentum in e - Mobility & Clean Energy Best - in - class, innovative TMR technology for Magnetic Sensor ICs Transaction well - aligned with M&A strategy articulated at Analyst Day Highly complementary to Allegro’s products and technology supported by more than 200 patents Strengthens Allegro’s ability to support highest growth applications in e - Mobility, Clean Energy and Automation Allegro is well positioned to strengthen Crocus’ position in Industrial markets and introduce Crocus' technology to Automotive markets 15

16 TMR represents the fastest - growing technology of the >$5B Magnetic Sensing market Automotive & Industrial applications to drive TMR market growth TMR is an ideal fit for high growth Automotive & Industrial applications requiring greater accuracy and speed xEV ADAS SiC / GaN Automation Clean Energy EV Charging Data Center Consumer Electronics Medical Devices 1 SAM is calculated using third - party data and internal estimates for CY23 - CY30. 2 CAGR is calculated using third party data and internal estimates for CY23 - CY30. 10% 30% Overall Magnetic Sensing TMR CY23 - CY30 CAGR 2 by technology CY23 CY30 CAGR 2 : 10% Magnetic Sensing market $B SAM 1 >$5B Hall Other Magnetic TMR >$1B 16

17 TMR technology provides the highest accuracy, highest speed Magnetic Sensor ICs available in the market today TMR technology to lead the high - performance Magnetic Sensing market of the future Hall Effect and TMR bring value to market Hall Effect AMR GMR TMR ▪ Leading sensing technology with majority of market through 2030 ▪ Most proven reliability over wide temperature ranges ▪ TMR technology adoption significantly accelerating over 10 - year horizon ▪ TMR technology results in 100 to 1000x larger signal than Hall, delivering greater accuracy and speed with lower power consumption Hall Effect Sensor Tunneling Magneto - Resistive (TMR) Sensor 20x Higher Resolution at 5 MHz: TMR Current Sensors facilitate the GaN / SiC transition and make xEV /EVCI power electronics more efficient, with increased reliability 8x Higher Resolution at 40K RPM: TMR Angle Sensors provide extreme precision and heterogeneous redundancy in a small form factor for safety critical motor control systems (ADAS) <1 uW power consumption: TMR Sensors enable ultra - low power for battery powered applications Accuracy Speed ( GaN + SiC ) Low Power 17

18 ▪ $420 million total purchase price ▪ All - cash consideration ▪ Cash on hand and new debt issuance ▪ Subject to customary regulatory approvals and closing conditions ▪ Expected to close before the end of calendar year 2023 Transaction summary Purchase price Financing Financial impact Closing ▪ Addition of ~85 employees in CA and France ▪ >15 years of TMR R&D and a strong portfolio of >200 patents Operations ▪ Projected calendar year 2023 sales in the low double - digit millions ▪ Not included in Q2 guidance ▪ Expected to align with target financial model 18

19 Annual Shareholder Meeting Company Presentation August 2021 GAAP to Non - GAAP Reconciliations

($ in millions) Fiscal Qtr ended September 23, 2022 (F2Q’23) Fiscal Qtr ended December 23, 2022 (F3Q’23) Fiscal Qtr ended March 31, 2023 (F4Q’23) Fiscal Qtr ended June 30, 2023 (F1Q’24) TTM ended June 30, 2023 Total N et S ales $237.7 $248.8 $269.4 $278.3 $1,034.2 Cost of goods sold 105.6 106.2 116.4 120.3 448.5 Gross P rofit (GAAP) $132.0 $142.6 $153.1 158.0 585.7 Purchased intangible amortization 0.4 0.6 0.6 0.4 2.0 Stock - based compensation 1.1 1.2 2.0 2.6 6.9 Non - GAAP Gross Profit $133.5 $144.3 $155.7 $161.0 $594.5 Non - GAAP Gross Margin 56.2% 58.0% 57.8% 57.8% 57.5% 20 GAAP to Non - GAAP Operating Gross Profit Reconciliations * *Sum of items may not total due to rounding

($ in millions) Fiscal Qtr ended September 24, 2021 (F2Q’22) Fiscal Qtr ended December 24, 2021 (F3Q’22) Fiscal Qtr ended March 25, 2022 (F4Q’22) Fiscal Qtr ended June 24, 2022 (F1Q’23) Total N et S ales $193.6 $186.6 $200.3 $217.8 Cost of goods sold 91.1 85.5 90.7 99.4 Gross P rofit (GAAP) $102.5 $101.2 $109.6 $118.4 Purchased intangible amortization 0.3 0.3 0.3 0.3 Restructuring costs 0.3 — — — Stock - based compensation 0.7 0.7 1.2 0.8 Other costs 0.3 0.1 0.3 — Non - GAAP Gross Profit $104.1 $102.3 $111.4 $119.5 Non - GAAP Gross Margin 53.8% 54.8% 55.6% 54.9% 21 GAAP to Non - GAAP Operating Gross Profit Reconciliations * *Sum of items may not total due to rounding

GAAP to Non-GAAP Operating Expenses Reconciliations *

($ in millions)	Fiscal Qtr ended September 23, 2022 (F2Q'23)	Fiscal Qtr ended December 23, 2022 (F3Q'23)	Fiscal Qtr ended March 31, 2023 (F4Q'23)	Fiscal Qtr ended June 30, 2023 (F1Q'24)	TTM ended June 30, 2023
Operating Expenses (GAAP)	$72.2	$77.0	$90.0	$87.2	$326.3
Research and Development Expenses (GAAP)	35.6	39.6	41.8	43.0	160.0
Transaction-related costs	0.2	—	—	—	0.2
Restructuring costs	—	—	0.1	—	0.1
Stock-based compensation	1.7	3.2	3.5	2.9	11.2
Non-GAAP Research and Development Expenses	33.7	36.4	38.3	40.1	148.5
Selling, General and Administrative Expenses (GAAP)	39.1	37.4	48.3	44.2	169.0
Transaction-related costs	0.1	—	0.6	3.1	3.8
Purchased intangible amortization	—	—	—	0.4	0.4
Restructuring costs	0.1	0.3	0.5	—	0.9
Stock-based compensation	5.4	4.6	5.1	5.6	20.6
Other costs	—	—	5.9	—	5.9
Non-GAAP Selling, General and Administrative Expenses	33.6	32.5	36.1	35.2	137.3
Change in fair value of contingent consideration	(2.5)	—	(0.1)	—	(2.6)
Total Non-GAAP Adjustments	5.0	8.1	15.7	11.9	40.6
Non-GAAP Operating Expenses	$67.2	$68.9	$74.3	$75.3	$285.8
Non-GAAP Operating Expenses Margin (% of net sales)	28.3%	27.7%	27.6%	27.1%	27.6%

*Sum of items may not total due to rounding

22

($ in millions) Fiscal Qtr ended September 24, 2021 (F2Q’22) Fiscal Qtr ended December 24, 2021 (F3Q’22) Fiscal Qtr ended March 25, 2022 (F4Q’22) Fiscal Qtr ended June 24, 2022 (F1Q’23) Operating Expenses (GAAP) $64.0 $65.6 $79.4 $103.6 Research and Development Expenses (GAAP) 29.6 30.3 32.4 33.9 Transaction - related costs — — — 0.2 Stock - based compensation 1.0 1.0 1.1 1.1 Non - GAAP Research and Development Expenses 28.5 29.3 31.3 32.5 Selling, General and Administrative Expenses (GAAP) 34.1 38.0 46.8 70.0 Transaction - related costs — 1.1 0.4 1.6 Restructuring costs 0.2 0.7 — 4.3 Stock - based compensation 4.4 5.9 12.6 32.2 Other costs 0.6 0.4 0.2 — Non - GAAP Selling, General and Administrative Expenses 28.9 30.0 33.5 31.9 Change in fair value of contingent consideration 0.3 (2.7) 0.1 (0.2) Total Non - GAAP Adjustments 6.5 6.3 14.5 39.2 Non - GAAP Operating Expenses $57.5 $59.2 $64.8 $64.4 Non - GAAP Operating Expenses Margin (% of net sales) 29.7% 31.7% 32.4% 29.6% 23 GAAP to Non - GAAP Operating Expenses Reconciliations * *Sum of items may not total due to rounding

($ in millions) Fiscal Qtr ended September 23, 2022 (F2Q’23) Fiscal Qtr ended December 23, 2022 (F3Q’23) Fiscal Qtr ended March 31, 2023 (F4Q’23) Fiscal Qtr ended June 30, 2023 (F1Q’24) TTM ended June 30, 2023 Operating Income (GAAP) $59.8 $65.6 $63.1 $70.7 $259.3 Transaction - related costs (2.2) — 0.5 3.1 1.4 Purchased intangible amortization 0.4 0.6 0.6 0.8 2.4 Restructuring costs 0.1 0.3 0.6 — 0.9 Stock - based compensation 8.2 8.9 10.6 11.0 38.7 Other costs — — 5.9 — 5.9 Non - GAAP Operating Income $66.3 $75.5 $81.4 $85.6 $308.8 Non - GAAP Operating Margin (% of net sales) 27.9% 30.3% 30.2% 30.8% 29.9% 24 GAAP to Non - GAAP Operating Income Reconciliations * *Sum of items may not total due to rounding

($ in millions) Fiscal Qtr ended September 24, 2021 (F2Q’22) Fiscal Qtr ended December 24, 2021 (F3Q’22) Fiscal Qtr ended March 25, 2022 (F4Q’22) Fiscal Qtr ended June 24, 2022 (F1Q’23) Operating Income (GAAP) $38.6 $35.6 $30.2 $14.7 Transaction - related costs 0.3 (1.6) 0.5 1.6 Purchased intangible amortization 0.3 0.3 0.3 0.3 Restructuring costs 0.4 0.7 0.1 4.3 Stock - based compensation 6.2 7.6 14.9 34.1 Other costs 0.9 0.5 0.5 — Non - GAAP Operating Income $46.6 $43.1 $46.5 $55.0 Non - GAAP Operating Margin (% of net sales) 24.1% 23.1% 23.2% 25.3% 25 GAAP to Non - GAAP Operating Income Reconciliations * *Sum of items may not total due to rounding

($ in millions) Fiscal Qtr ended September 23, 2022 (F2Q’23) Fiscal Qtr ended December 23, 2022 (F3Q’23) Fiscal Qtr ended March 31, 2023 (F4Q’23) Fiscal Qtr ended June 30, 2023 (F1Q’24) TTM ended June 30, 2023 Net Income (GAAP) $50.6 $64.6 $62.0 $60.9 $238.1 Diluted Earnings per Share (GAAP) $0.26 $0.33 $0.32 $0.31 $1.22 Transaction - related costs (2.2) — 0.5 3.1 1.4 Purchased intangible amortization 0.4 0.6 0.6 0.8 2.4 Restructuring costs 0.1 0.3 0.6 — 0.9 Stock - based compensation 8.2 8.9 10.6 11.0 38.7 Other costs 1.0 (6.0) 0.8 4.6 0.4 Tax effect of adjustments to GAAP results 1.7 0.5 (3.5) (3.8) (5.2) Non - GAAP Net Income $59.8 $68.8 $71.6 $76.5 $276.7 Diluted weighted average common shares 192.6 193.9 195.0 195.0 194.3 Non - GAAP Diluted Earnings per Share $0.31 $0.35 $0.37 $0.39 $1.42 26 GAAP to Non - GAAP Earnings per Share Reconciliations * *Sum of items may not total due to rounding

($ in millions) Fiscal Qtr ended September 24, 2021 (F2Q’22) Fiscal Qtr ended December 24, 2021 (F3Q’22) Fiscal Qtr ended March 25, 2022 (F4Q’22) Fiscal Qtr ended June 24, 2022 (F1Q’23) Net Income (GAAP) $33.2 $33.0 $25.7 $10.3 Diluted Earnings per Share (GAAP) $0.17 $0.17 $0.13 $0.05 Transaction - related costs 0.3 (1.6) 0.5 1.6 Purchased intangible amortization 0.3 0.3 0.3 0.3 Restructuring costs 0.4 0.7 0.1 4.3 Stock - based compensation 6.2 7.6 14.9 34.1 Other costs (0.8) (3.3) 1.6 2.4 Tax effect of adjustments to GAAP results (0.9) (0.6) (2.8) (5.9) Non - GAAP Net Income $38.7 $36.1 $40.2 $47.1 Diluted weighted average common shares 191.7 192.1 192.1 192.4 Non - GAAP Diluted Earnings per Share $0.20 $0.19 $0.21 $0.24 27 GAAP to Non - GAAP Earnings per Share Reconciliations * *Sum of items may not total due to rounding

28 Annual Shareholder Meeting Company Presentation August 2021 Thank you